UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 25, 2012

CHENIERE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16383	95-4352386
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street Suite 800 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.
On February 27, 2012, Cheniere Energy Partners, L.P. (“Cheniere Partners”), a majority owned subsidiary of Cheniere Energy, Inc. (“Cheniere”), issued a press release announcing that on February 25, 2012 Cheniere Partners entered into an arrangement with Blackstone Capital Partners VI L.P. and Blackstone Energy Partners L.P. (collectively, “Blackstone”) to finalize due diligence and definitive agreements with respect to Blackstone's potential purchase of Senior Subordinated Paid-in-Kind Units of Cheniere Partners for $2 billion. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference. Information included on Cheniere Partners' website is not incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.
d) Exhibits
Exhibit
Number        Description

99.1*	Press Release, dated February 27, 2012. (Incorporated by reference to Exhibit 99.1 to Cheniere Partners' Current Report on Form 8-K (SEC File No. 1-33366), filed on February 27, 2012)

* Incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.

Date: February 27, 2012	By:	/s/ MEG A. GENTLE
		Name:	Meg A. Gentle
		Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX
Exhibit
Number        Description

99.1*	Press Release, dated February 27, 2012. (Incorporated by reference to Exhibit 99.1 to Cheniere Partners' Current Report on Form 8-K (SEC File No. 1-33366), filed on February 27, 2012)

* Incorporated by reference herein.